MUNDOVAL FUND
GLOBAL VALUE INVESTING



INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

ADVISOR'S UPDATE
1st QUARTER 2009

Positive factors impacting investment performance of the fund during the quarter included Technology Information businesses (Cisco Systems, Microsoft & Dell Computer). Negative factors impacting investment performance of the fund during the quarter included Financial sector businesses (Citigroup, Bank of America and HSBC Holdings).

Shares of Taiwan Semiconductor Manufacturing were sold during the quarter because the investment adviser believed that its share price fairly reflected the intrinsic value of the business. Nike was sold because the investment adviser believed that there were more fundamentally attractive businesses available for purchase. Proceeds from these sales were used to acquire a new position in Walt Disney Company and purchase additional shares of General Electric and News Corporation.

Healthcare holdings (Sanofi-Aventis, Pfizer, Astra Zeneca, Glaxosmithkline Plc, Wellpoint) represent the largest sector in the fund. The Information Technology holdings (Cisco Systems, Microsoft, Dell Computer and Ebay) are prominently represented as well. The fund owns shares of common stock in 33 holdings as of March 31, 2009.

Despite the plethora of fundamental information that is available to investors for their review to better understand the businesses that they own, more often than not, investor sentiment has more influence on stock prices in the short run than the underlying economic valuation of publicly trades businesses. As long as the emotions of fear and greed influence share prices to gyrate above and below a company's intrinsic value, an investor with a long-term time horizon can take advantage of the disparity that results between daily market quotations and a company's economic value.

The basic difference between investors and speculators is determined by the their attitudes towards share prices. A speculator attempts to anticipate and profit from price changes whereas the investor seeks to own good businesses at reasonable prices relative to their economic valuation. The successful investor is one that has a temperament to use good business judgment in making investment decisions that will provide a margin of safety and a satisfactory rate of return over a longer period of time. The Mundoval Fund will continue to employ such a philosophy in the management of fund assets.

Thank you for your continued confidence and support.
Sincerely yours,

Arthur Q. Johnson, CFA

Investment Advisor:
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

TOP 10 HOLDINGS — As of March 31, 2009

Sanofi Aventis ADR	4.90%
Pfizer, Inc.	4.55%
3M Co.	4.40%
Cisco Systems, Inc.	4.20%
AstraZeneca Plc	4.14%
BASF Aktiengsellschaft	4.05%
Johnson & Johnson	3.95%
GlaxoSmithKline Plc	3.89%
WellPoint Health Net	3.80%
Microsoft Corp.	3.68%

Total # of Holdings = 33

PERFORMANCE — Average Annualized Returns as of March 31, 2009

	Since Inception *	3 Year	1 Year	Latest 3 Months**
Mundoval Fund	-3.84%	-12.44%	-41.98%	-15.62%
MSCI World Index	-3.64%	-13.75%	-42.58%	-11.92%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

* Fund Inception September 3, 2004.

**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.